GUIDESTONE FUNDS
Supplement dated July 2, 2026
to
Prospectus and Summary Prospectus each dated May 1, 2026,
for the Emerging Markets Equity Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  SUBCLASSIFICATION CHANGE TO THE EMERGING MARKETS EQUITY FUND
Effective August 31, 2026, the Emerging Markets Equity Fund (EMEF) will change its subclassification status from diversified to non-diversified.
Under the heading “Principal Investment Strategies” for the EMEF on page 173, the first bullet is deleted in its entirety and replaced with the following:
●
The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include those markets included in the MSCI Emerging Markets Index. As of March 31, 2026, the MSCI Emerging Markets Index consisted of 1,204 constituents, representing the following 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. An issuer is considered to be from the country where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund's investments in Chinese companies may be structured as variable interest entities. The Fund invests in companies across different industries and economic sectors.
Under the heading “Principal Investment Strategies” for the EMEF on page 173, the following disclosure is added as the second bullet point:
●
The Fund is classified as non-diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Under the heading “Principal Investment Risks” for the EMEF, beginning on page 173, the following disclosure is added in alphabetical order:
●
Non-diversification Risk: Because the Fund may hold larger positions in fewer securities than diversified funds, its performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value due to such non-diversification.
II.  UPDATE TO ADDITIONAL INFORMATION ABOUT PRINCIPAL STRATEGIES & RISKS
Under the heading “Additional Information About Principal Strategies & Risks” for the “Non-diversification Risk” disclosure, on page 195, the paragraph is deleted in its entirety and replaced with the following:
Non-diversification Risk: The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund are each subject to non-diversification risk. In order to closely track the composition of their respective target indexes, each Fund’s total assets may be invested in multiple issuers representing more than 5% of the Fund’s total assets. As a result, a Fund may become non-diversified under the Investment Company Act of 1940, as amended (1940 Act), although it continues to hold multiple stocks across a number of sectors. The Growth
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Equity Fund and Emerging Markets Equity Fund are also subject to non-diversification risk as a result of their respective non-diversified classification under the 1940 Act. A Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and a Fund’s shares may experience significant fluctuations in value due to such non-diversification.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated July 2, 2026
to
Statement of Additional Information (SAI) dated May 1, 2026
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO DESCRIPTION OF INVESTMENTS AND RISKS
Effective August 31, 2026, the Emerging Markets Equity Fund (EMEF) will change its subclassification status from diversified to non-diversified.
Under the heading of “Description of Investments and Risks,” beginning on page 4, the third paragraph is deleted in its entirety and replaced with the following:
GuideStone Capital Management, LLC (Adviser) serves as the investment adviser to the Funds and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (GuideStone). The Funds are series of an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (1940 Act). All of the Funds, except the Growth Equity Fund and Emerging Markets Equity Fund (as of August 31, 2026), are classified as diversified Funds under the 1940 Act. The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund may each become non-diversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of their respective target indexes. The Adviser allocates each Target Date Fund’s and each Target Risk Fund’s investments among a mix of Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, the Adviser acts as a manager of managers and retains various investment management firms (each, a Sub-Adviser and collectively, the Sub-Advisers) to do so. From time to time, the Adviser may elect to trade individual stocks, fixed income securities or private placements for the Funds and third-party mutual funds or exchange-traded funds (ETFs) for a Select Fund in order to manage a Fund’s risk. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may invest in all the instruments or use all the investment techniques permitted by the Funds’ Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and restrictions.
II.  CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
Effective August 31, 2026, the EMEF will change its subclassification status from diversified to non-diversified.
In the section, Fundamental Investment Restrictions, beginning on page 56, the third fundamental investment restriction is deleted in its entirety and replaced with the following:
3.
Except for the Growth Equity Fund and Emerging Markets Equity Fund (beginning August 31, 2026), with respect to 75% of a Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer; except, with respect to each of the Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund only, as may be necessary to approximate the composition of its target index. Up to 25% of the Fund’s total assets may be invested without regard to this limitation, and this limitation does not apply to securities issued or guaranteed
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by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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